SCOPE OF CONSOLIDATION	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2019
Basis Of Consolidation [Abstract]
SCOPE OF CONSOLIDATION	NOTE 2: SCOPE OF CONSOLIDATION
2.1 Basis of consolidation
The consolidated financial statements include the accounts of the Company, its subsidiaries and its interests in associated companies and joint arrangements. Subsidiaries are consolidated from the date the Company obtains control (ordinarily the date of acquisition) until the date control ceases. The Company controls an entity when the Company is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
Associates are those companies over which the Company has the ability to exercise significant influence on the financial and operating policy decisions, which it does not control. Generally, significant influence is presumed to exist when the Company holds more than 20% of the voting rights. Joint arrangements, which include joint ventures and joint operations, are those over whose activities the Company has joint control, typically under a contractual arrangement. In joint ventures, ArcelorMittal exercises joint control and has rights to the net assets of the arrangement. The investment is accounted for under the equity method and therefore recognized at cost at the date of acquisition and subsequently adjusted for ArcelorMittal’s share in undistributed earnings or losses since acquisition, less any impairment incurred. Any excess of the cost of the acquisition over the Company’s share of the net fair value of the identifiable assets, liabilities, and contingent liabilities of the associate or joint venture recognized at the date of acquisition is considered as goodwill. The goodwill, if any, is included in the carrying amount of the investment and is evaluated for impairment as part of the investment. The consolidated statements of operations include the Company’s share of the profit or loss of associates and joint ventures from the date that significant influence or joint control commences until the date significant influence or joint control ceases, adjusted for any impairment losses. Adjustments to the carrying amount may also be necessary for changes in the Company’s proportionate interest in the investee arising from changes in the investee’s equity that have not been recognized in the investee’s profit or loss. The
Company’s share of those changes is recognized directly in the relevant reserve within equity.
The Company assesses the recoverability of its investments accounted for under the equity method whenever there is an indication of impairment. In determining the value in use of its investments, the Company estimates its share in the present value of the projected future cash flows expected to be generated by operations of associates and joint ventures. The amount of any impairment is included in income (loss) from investments in associates, joint ventures and other investments in the consolidated statements of operations (see also note 2.6).
For investments in joint operations, in which ArcelorMittal exercises joint control and has rights to the assets and obligations for the liabilities relating to the arrangement, the Company recognizes its assets, liabilities and transactions, including its share of those incurred jointly.
Investments in other entities, over which the Company and/or its operating subsidiaries do not have the ability to exercise significant influence, are accounted for as investments in equity instruments at FVOCI with any resulting gain or loss, net of related tax effect, recognized in the consolidated statements of other comprehensive income. Realized gains and losses from the sale of investments in equity instruments at FVOCI are reclassified from other comprehensive income to retained earnings within equity upon disposal.
While there are certain limitations on the Company’s operating and financial flexibility arising from the restrictive and financial covenants of the Company’s principal credit facilities described in note 6.1.2, there are no significant restrictions resulting from borrowing agreements or regulatory requirements on the ability of consolidated subsidiaries, associates and jointly controlled entities to transfer funds to the parent in the form of cash dividends to pay commitments as they come due.
Intercompany balances and transactions, including income, expenses and dividends, are eliminated in the consolidated financial statements. Gains and losses resulting from intercompany transactions are also eliminated.
Non-controlling interests represent the portion of profit or loss and net assets not held by the Company and are presented separately in the consolidated statements of operations, in the consolidated statements of other comprehensive income and within equity in the consolidated statements of financial position.
2.2.1 List of subsidiaries
The table below provides a list of the Company’s principal operating subsidiaries at December 31, 2021. Unless otherwise stated, the subsidiaries listed below have share capital consisting solely of ordinary shares or voting interests in the case of partnerships, which are held directly or indirectly by the Company and the proportion of ownership interests held equals to the voting rights held by the Company. The country of incorporation corresponds to their principal place of operations.

Name of Subsidiary	Country	% of Ownership
NAFTA
ArcelorMittal Dofasco G.P.	Canada	100.00%
ArcelorMittal México S.A. de C.V.	Mexico	100.00%
ArcelorMittal Long Products Canada G.P.	Canada	100.00%
Brazil and neighboring countries ("Brazil")
ArcelorMittal Brasil S.A.	Brazil	97.01%
Acindar Industria Argentina de Aceros S.A. ("Acindar")	Argentina	100.00%
Europe
ArcelorMittal France S.A.S.	France	100.00%
ArcelorMittal Belgium N.V.	Belgium	100.00%
ArcelorMittal España S.A.	Spain	99.85%
ArcelorMittal Flat Carbon Europe S.A.	Luxembourg	100.00%
ArcelorMittal Poland S.A.	Poland	100.00%
ArcelorMittal Eisenhüttenstadt GmbH	Germany	100.00%
ArcelorMittal Bremen GmbH	Germany	100.00%
ArcelorMittal Méditerranée S.A.S.	France	100.00%
ArcelorMittal Belval & Differdange S.A.	Luxembourg	100.00%
ArcelorMittal Hamburg GmbH	Germany	100.00%
ArcelorMittal Duisburg GmbH	Germany	100.00%
ArcelorMittal International Luxembourg S.A.	Luxembourg	100.00%
Africa and Commonwealth of Independent States ("ACIS")
ArcelorMittal South Africa Ltd. ("AMSA")	South Africa	69.22%
JSC ArcelorMittal Temirtau	Kazakhstan	100.00%
PJSC ArcelorMittal Kryvyi Rih ("AM Kryvyi Rih")	Ukraine	95.13%
Mining
ArcelorMittal Mining Canada G.P. and ArcelorMittal Infrastructure Canada G.P. (AMMC)	Canada	85.00%
ArcelorMittal Liberia Ltd	Liberia	85.00%
2.2.2 Translation of financial statements denominated in foreign currency
The functional currency of ArcelorMittal S.A. is the U.S. dollar. The functional currency of each of the principal operating subsidiaries is the local currency, except for ArcelorMittal México, AMMC and ArcelorMittal International Luxembourg, whose functional currency is the U.S. dollar and ArcelorMittal Poland, whose functional currency is the euro.
Transactions in currencies other than the functional currency of a subsidiary are recorded at the rates of exchange prevailing at the date of the transaction. Monetary assets and liabilities in currencies other than the functional currency are remeasured at the rates of exchange prevailing on the date of the consolidated statements of financial position and the related translation gains and losses are reported within financing costs in the consolidated statements of operations. Non-monetary items that are carried at cost are translated using the rate of exchange prevailing at the date of the transaction. Non-monetary items that are carried at fair value are translated using the exchange rate prevailing when the fair value was determined and the related translation gains and losses are reported in the consolidated statements of comprehensive income.
Upon consolidation, the results of operations of ArcelorMittal’s subsidiaries, associates and joint arrangements whose functional currency is other than the U.S. dollar are translated into U.S. dollar at the monthly average exchange rates and assets and liabilities are translated at the year-end exchange rates. Translation adjustments are recognized directly in other comprehensive income and are included in net income (including non-controlling interests) only upon sale or liquidation of the underlying foreign subsidiary, associate or joint arrangement.
Since July 1, 2018, Argentina has been considered a highly inflationary country and therefore the financial statements of the Company's long production facilities Acindar Industria Argentina de Aceros S.A. ("Acindar") in Argentina, using a historical cost approach, are adjusted prospectively to reflect the changes in the general purchasing power of the local currency before being translated into U.S. dollar at the year end exchange rate. The Company used an estimated general price index (Consumer Price Index "IPC") which changed by 50.3% and 36.1% for the year ended December 31, 2021 and 2020, respectively, for this purpose. As a result of the inflation-related adjustments on non-monetary items, a gain of 33 and 30 was recognized in net financing costs for the year ended December 31, 2021 and 2020, respectively.
Since 2010 Venezuela has been considered a hyperinflationary economy and therefore the financial statements of Unicon are adjusted to reflect the changes in the general purchasing power of the local currency before being translated into U.S. dollar. The Company used estimated general price indices which changed by 686%, 2,667% and 12,922% for the years ended December 31, 2021, 2020 and 2019, respectively, for this purpose.
2.2.3 Business combinations
Business combinations are accounted for using the acquisition method as of the acquisition date, which is the date on which control is transferred to ArcelorMittal. The Company controls an entity when it is exposed to or has rights to variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.
The Company measures goodwill at the acquisition date as the total of the fair value of consideration transferred, plus the proportionate amount of any non-controlling interest, plus the fair value of any previously held equity interest in the acquiree, if any, less the net recognized amount (generally at fair value) of the identifiable assets acquired and liabilities assumed.
In a business combination in which the fair value of the identifiable net assets acquired exceeds the cost of the acquired business, the Company reassesses the fair value of the assets acquired and liabilities assumed. If, after reassessment, ArcelorMittal’s interest in the net fair value of the acquiree’s identifiable assets, liabilities and contingent liabilities exceeds the cost of the business combination, the excess (bargain purchase) is recognized immediately as a reduction of cost of sales in the consolidated statements of operations.
Any contingent consideration payable is recognized at fair value at the acquisition date and any costs directly attributable to the business combination are expensed as incurred.
2.2.4 Acquisitions
On November 19, 2021, the Company completed the acquisition of Condesa Tubos, S.L. ("Condesa"), a joint venture in which it already held a 33% interest, through the acquisition of the remaining 67% stake from a pool of banks for total consideration of €31 million (25 net of cash acquired of 10). The acquisition of Condesa strengthened ArcelorMittal's tubular operations within the Europe segment. The Company completed its measurement of the acquisition-date fair value of the identifiable assets and liabilities of Condesa. It recognized 92, 39 and 10 of current assets, property, plant and equipment and other non-current assets, respectively, and a 24 bargain purchase gain in cost of sales as ArcelorMittal's industrial expertise was considered by the other previous shareholders. Revenue and net loss since acquisition date were 13 and 1, respectively.
Revenue and net income attributable to the equity holders of the parent of the Company, for the year ended December 31, 2021 were 76,799 and 14,981, respectively, as though the acquisition date of Condesa had been as of January 1, 2021.
On June 4, 2019, the Company completed the acquisition of Münker Metallprofile GmbH ("Münker") for total consideration of €48 million (54) of which €44 million (46 net of cash acquired of 3) was paid at closing and €4 million (5) payable contingent upon certain criteria. The acquisition of Münker will strengthen ArcelorMittal Downstream Solutions' construction business within the Europe segment. The Company completed its measurement of the acquisition-date fair value of the identifiable assets and liabilities of Münker in the second half of 2019. It recognized 6 of goodwill and 34, 11 and 22 of property, plant and equipment, intangible assets and current assets, respectively, following the final measurement. Revenue and net income from acquisition date until December 31, 2019 were 45 and 2, respectively.
Revenue and net loss attributable to the equity holders of the parent of the Company, for the year ended December 31, 2019 were 70,646 and 2,454, respectively, as though the acquisition date of Münker had been as of January 1, 2019.
The table below summarizes the final acquisition-date fair value of the assets acquired and liabilities assumed in respect of Condesa in 2021 and Münker in 2019:

	2021	2019
	Condesa	Münker
Current assets	92	22
Property, plant and equipment	39	34
Intangible assets	—	11
Other non-current assets	10	—
Total assets	141	67
Deferred tax liabilities	—	(8)
Other liabilities	(84)	(14)
Total liabilities	(84)	(22)
Net assets acquired	57	45
Consideration paid, net	25	46
Consideration payable	—	5
Fair value of previously held interest at acquisition date	11	—
Remeasurement gain relating to the equity interest previously held	(3)	—
Goodwill/(bargain purchase gain)	(24)	6
2.3 Divestments and assets held for sale Non-current assets and disposal groups that are classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell. Assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use. The non-current asset, or disposal group, is classified as held for sale only when the sale is highly probable and is available for immediate sale in its present condition and is marketed for sale at a price that is reasonable in relation to its current fair value. Assets held for sale are presented separately in the consolidated statements of financial position and are not depreciated. Gains (losses) on disposal of subsidiaries are recognized in cost of sales, whereas gains (losses) on disposal of investments accounted for under the equity method are recognized in income (loss) from investments in associates, joint ventures and other investments.
Divestments in 2021
On March 4, 2020, ArcelorMittal executed an amendment (the “Amendment Agreement”) to the original lease agreement with the Ilva Commissioners with a conditional obligation to purchase the former Ilva business units ("ArcelorMittal Italia") in an extraordinary administration insolvency procedure. The Amendment Agreement outlined the terms for a significant equity investment by an Italian state-sponsored entity, thereby forming the basis for an important new partnership between ArcelorMittal and the Italian government, with the investment agreement to be executed by November 30, 2020. The Amendment Agreement also provided for a 50% reduction in the quarterly rental payments payable by ArcelorMittal, with the balance being due upon closing of the purchase obligation. On December 10, 2020, the Company entered into an investment agreement with Invitalia - Agenzia nazionale per l'attrazione degli investimenti e lo sviluppo d'impresa S.P.A (“Invitalia”), the party designated by the Italian government to be the government-sponsored investor as contemplated in the Amendment Agreement, in order to create a partnership between Invitalia and the Company to support the completion of the purchase obligation.
On December 14, 2020, ISP exercised its put option for €111 million (135) to sell its share in ArcelorMittal Italia to the Company and the liability it had recognized upon acquisition of ArcelorMittal Italia was derecognized.
The investment agreement includes two capital increases:
•The first investment of €400 million (476) which was completed on April 14, 2021 provided Invitalia with 50% voting and governance rights and therefore joint control over AM InvestCo with a 38% shareholding;
•The second investment of up to €680 million is payable on closing of the purchase obligation, which is subject to the satisfaction of various conditions precedent by May 2022, at which point Invitalia’s shareholding in ArcelorMittal Italia is expected to reach 60%. ArcelorMittal may need to invest up to €70 million, to the extent necessary to retain a 40% shareholding and joint control over the company.
As a result of the investment agreement, the carrying amount of assets and liabilities (including a 45 allocation of Europe segment goodwill) subject to the transaction was classified as held for sale as of December 31, 2020 (see note 2.3.2).
Subsequently to April 14, 2021, Acciaierie d'Italia Holding (formerly AM InvestCo) operates independently and as such has its own funding plans. Its main operating subsidiary ArcelorMittal Italia was renamed Acciaierie d'Italia. As a result of loss of control, the Company derecognized assets (including 199 of cash pooling receivable from the Company and subsequently settled) and liabilities of 4,639 and 3,873, respectively, and accounted for its 62% interest in the joint venture under the equity method at its fair value of 1,205. The Company recognized in cost of sales a gain of 104 including the reclassification from other comprehensive income to the consolidated statements of operations of foreign exchange translation losses and other for 283. The fair value measurement was determined using a discounted cash flow model and Level 3 unobservable inputs.
Divestment in 2020
On December 9, 2020, the Company completed the sale of 100% of the shares of ArcelorMittal USA, ArcelorMittal Princeton and ArcelorMittal Monessen, their subsidiaries and certain other subsidiaries as well as the joint operations of Hibbing Taconite Mines, Double G Coatings and I/N Tek and the joint venture I/N Kote, together the “ ArcelorMittal USA Divestment Business” to Cleveland-Cliffs Inc. (“Cleveland-Cliffs”) for a combination of cash and shares. ArcelorMittal retained certain intellectual property assets and office space.
In addition, Nippon Steel Corporation ("NSC"), the co-shareholder of I/N Tek and I/N Kote simultaneously exited from such entities, which were transferred in full to Cleveland-Cliffs.
The consideration (net of transaction fees of 21 and estimated working capital adjustment of 50) was 2,219 and included:
•Cash of 509 (497 net of 7 cash disposed of and 5 transaction fees paid);
•78,186,671 common shares of Cleveland-Cliffs with value of 1,020 and representing a 16% stake in Cleveland-Cliffs; and
•583,273 non-voting preferred shares redeemable, at Cleveland-Cliff's option, for 58,327,300 of its common shares with a value of 761 or an equivalent amount in cash.
Following the settlement of the final working capital adjustment during the second quarter of 2021, the total consideration decreased by 4 to 2,215.
In addition, Cleveland-Cliffs assumed certain liabilities of the ArcelorMittal USA Divestment Business, including pensions and other post-employment benefit liabilities net of pension fund assets with a carrying amount of 3.2 billion in ArcelorMittal's consolidated statement of financial position upon disposal. The resulting net gain on disposal was 1,460. The ArcelorMittal USA Divestment Business was part of the NAFTA reportable segment. Immediately prior to classification as held for sale as of September 30, 2020, the Company assessed whether there was an indication that the impairment loss recognized in 2019 may have decreased. The Company calculated the fair value less cost of disposal using a market approach with market multiples derived from comparable transactions, a Level 3 unobservable input. As a result, the Company reversed 660, in cost of sales, of impairment charges of property, plant and equipment previously recognized. The Company allocated 672 of the NAFTA segment goodwill to the disposal group based on the relative values of the operations disposed of and the portion of the group of cash-generating units retained.
Divestments in 2019
ArcelorMittal Italia remedies
On May 7, 2018, the EC approved the acquisition of Ilva (renamed "ArcelorMittal Italia"). As part of the approval, ArcelorMittal agreed to divest certain of its European assets (“ArcelorMittal Italia remedies”) which were part of the Europe reportable segment. The ArcelorMittal Italia remedies included the following three divestment packages.
The Dudelange and Liège divestment package was composed of ArcelorMittal Dudelange and certain finishing facilities of ArcelorMittal Liège in Belgium including the hot dipped galvanizing lines 4 and 5 in Flémalle, hot-rolled pickling, cold rolling and tin packaging lines in Tilleur.
The Galati divestment package was mainly composed of the integrated steel making site of ArcelorMittal Galati S.A., ArcelorMittal Tubular Products Galati SRL, both in Romania, ArcelorMittal Skopje AD in North Macedonia and ArcelorMittal Piombino S.p.A. in Italy, the Company’s only galvanizing steel plant in Italy.
The Ostrava divestment package was mainly composed of the integrated steel making site of ArcelorMittal Ostrava a.s. and its subsidiary, ArcelorMittal Tubular Products Ostrava a.s.
On June 30, 2019, ArcelorMittal completed the sale of the ArcelorMittal Italia remedies to Liberty House Group ("Liberty"). The total consideration which consisted of amounts payable upon closing and deferred consideration in part contingent upon certain criteria, net of €110 million (125) deposited in escrow was €740 million (842) subject to customary closing adjustments. Of this total amount, €610 million (694) was received on June 28, 2019. The escrow which was subsequently drawn was to be used by Liberty for certain capital expenditure projects to satisfy commitments given in the EC approval process.
During 2019, prior to the completion of the disposal, the Company recorded an impairment charge in cost of sales of 497 to adjust the carrying amount of the disposal group to the sale proceeds of 692 including a cash consideration of 518 (694, net of cash disposed of 34, the escrow deposit of 125 and proceeds of 17 paid to a joint venture of the Company) and 174 of deferred consideration (of which 161 was outstanding as of December 31, 2019 following subsequent receipt of a portion of the consideration receivable) recognized at present value and fair value of contingent consideration. The Company also assigned receivables of 404 mainly comprised of cash pooling balances to Liberty. The fair value measurement of ArcelorMittal
Italia remedies was determined using the contract price, a Level 3 unobservable input, which was revised in the first half of 2019.
Global Chartering
On December 31, 2019, ArcelorMittal completed the sale of a 50% controlling interest in Global Chartering Ltd. ("Global Chartering") to DryLog Ltd. ("DryLog") for total deferred consideration of 6. The resulting net gain on disposal was 29 including the reclassification from other comprehensive income to the consolidated statements of operations of 33 foreign exchange translation gains. In connection with the disposal, the Company derecognized right-of-use assets and lease liabilities of 390 and 400, respectively.
Global Chartering is a Mauritius-based shipping company that handles shipping for a portion of the Company's raw materials through the chartering of vessels on a short- to long-term basis. Global Chartering's fleet includes owned and leased Capesize, Panamax and Supramax vessels on a medium- to long-term charter. Simultaneously, ArcelorMittal entered into a joint venture agreement with DryLog to operate jointly the Global Chartering fleet and certain other vessels chartered from DryLog. Accordingly, the Company's remaining 50% interest in Global Chartering is accounted for under the equity method. The fair value measurement was determined using the selling price, a Level 3 unobservable input. At inception of the joint venture, certain of Global Chartering's lease terms were unfavorable compared to market rates and therefore the Company agreed to indemnify the joint venture for operating losses that could potentially arise within an agreed time frame if market rates do not improve and recognized accordingly in cost of sales a 126 provision (see note 9.1) representing the net present value of the maximum amount agreed.

The table below summarizes the significant divestments completed in 2021, 2020 and 2019:

	2021	2020	2019
	Acciaierie d'Italia	ArcelorMittal USA Divestment Business	Global Chartering Limited	ArcelorMittal Italia remedies
Cash and cash equivalents	4	7	—	—
Other current assets	2,446	2,105	14	1,386
Intangible assets	17	12	—	—
Property, plant and equipment	1,875	3,341	517	178
Other assets	297	166	21	11
Total assets	4,639	5,631	552	1,575
Current liabilities	2,204	1,604	229	1,046
Other long-term liabilities	1,669	3,938	311	241
Total liabilities	3,873	5,542	540	1,287
Total net assets	766	89	12	288
Assigned receivables	—	—	—	404
% of net assets sold	100%	100%	50%	100%
Total net assets disposed of	766	89	6	692
ArcelorMittal retained interest 62%	1,205	—	—	—
Goodwill allocation	(52)	(672)	—	—
Consideration	—	2,219	(4)	518
Consideration receivable	—	—	6	174
Reclassification of foreign exchange and other	(283)	2	33	72
Gain on disposal/derecognition	104	1,460	29	72
2.3.2 Assets held for sale
As described in note 2.3.1, the carrying amount of assets and liabilities of Acciaierie d'Italia was classified as held for sale as of December 31, 2020 and until the Company lost control on
April 14, 2021. ArcelorMittal Italia was part of the Europe reportable segment. The fair value of the assets and liabilities classified as held for sale were in line with their carrying value.
The fair value measurement was determined using the contract price and a discounted cash flow model, both Level 3 unobservable inputs.
In addition, in the context of the Company's divestment process with respect to its plate operations in the Europe reportable segment, the carrying amount of such assets and liabilities was classified as held for sale as of December 31, 2020. The Company recorded an impairment charge in cost of sales of 331. On June 17, 2021, the Company announced the discontinuation of its divestment process with respect to its plate operations in the Europe reportable segment following final offers received and a strategic review of growth opportunities as a producer of heavy plates with the lowest CO2 footprint in the industry and as a supplier of special plates needed for the energy transition in several of its end markets. Accordingly, the Company discontinued the classification of assets and liabilities of this business and measured the recoverable amount on the basis of a value-in-use calculation which was the lower amount when compared to the carrying amount before the classification as held for sale adjusted for any depreciation or amortization that would have been recognized. The measurement based on the recoverable amount did not result in any adjustment to assets and liabilities reclassified from held for sale.
The table below provides the details for the entities classified as held for sale at December 31, 2020. There were no assets classified as held for sale at December 31, 2021.

December 31, 2020
ArcelorMittal Italia and plate operations in Europe
Current Assets:
Cash and cash equivalents	3
Trade accounts receivable, prepaid expenses and other current assets	635
Inventories	1,446
Total Current Assets	2,084
Non-current Assets:
Property, plant and equipment	1,843
Other assets	402
Total Non-current Assets	2,245
Total Assets	4,329

Current Liabilities:
Trade accounts payables, accrued expenses and other liabilities	1,236
Total Current Liabilities	1,236
Non-current Liabilities:
Long-term debt	21
Other long-term liabilities	1,782
Total Non-current Liabilities	1,803
Total Liabilities	3,039
2.4 Investments in associates and joint arrangements
The carrying amounts of the Company’s investments accounted for under the equity method were as follows:

	December 31,
Category	2021	2020
Joint ventures	6,087	3,006
Associates	2,985	2,847
Individually immaterial joint ventures and associates[1]	1,247	964
Total	10,319	6,817
1.Individually immaterial joint ventures and associates represent in aggregate less than 20% of the total carrying amount of investments in joint ventures and associates at December 31, 2021 and 2020, and none of them have a carrying value exceeding 150 at December 31, 2021 and 2020.
2.4.1 Joint ventures

The following tables summarize the latest available financial information and reconcile it to the carrying value of each of the Company’s material joint ventures, as well as the income statement of the Company’s material joint ventures:

	December 31, 2021
Joint Ventures	AMNS India	Acciaierie d'Italia	Calvert	VAMA	Tameh	Borçelik	Al Jubail	Total
Place of incorporation and operation [1]	India	Italy	United States	China	Poland	Turkey	Saudi Arabia
Principal Activity	Integrated flat steel producer [5,6]	Integrated flat steel producer [7]	Automotive steel finishing[8]	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3,4]	Production and sale seamless line pipes and tubes [9]
Ownership and voting rights at December 31, 2021	60.00%	62.00%	50.00%	50.00%	50.00%	50.00%	29.23%
Current assets	5,536	3,643	2,334	293	356	983	573	13,718
of which cash and cash equivalents	1,285	92	256	56	62	155	88	1,994
Non-current assets	6,260	2,669	1,418	679	497	243	1,197	12,963
Current liabilities	764	3,313	1,162	466	376	723	533	7,337
of which trade and other payables and provisions	620	2,840	202	272	330	581	120	4,965
Non-current liabilities	5,770	1,365	790	8	169	56	640	8,798
of which trade and other payables and provisions	331	1,342	—	—	24	44	45	1,786
Net assets	5,262	1,634	1,800	498	308	447	597	10,546
Company's share of net assets	3,157	1,013	900	249	154	224	175	5,872
Adjustments for differences in accounting policies and other	148	146	(34)	—	—	(29)	(16)	215
Carrying amount in the statements of financial position	3,305	1,159	866	249	154	195	159	6,087
Revenue	7,226	3,291	4,808	1,452	721	1,791	334	19,623
Depreciation and amortization	(378)	(119)	(65)	(34)	(34)	(24)	(42)	(696)
Interest income	53	—	—	3	—	1	—	57
Interest expense	(139)	(12)	(28)	(7)	(6)	(18)	(27)	(237)
Income tax benefit (expense)	(71)	211	—	(12)	(4)	(65)	—	59
Income (loss) from continuing operations	1,436	393	861	95	18	105	(85)	2,823
Other comprehensive income (loss)	818	—	9	—	8	9	—	844
Total comprehensive income (loss)	2,254	393	870	95	26	114	(85)	3,667
Cash dividends received by the Company	—	—	50	—	10	13	—	73
1.The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic.
2.Ownership interest in Borçelik was 45.33% and 50.00% based on issued shares and outstanding shares, respectively, at December 31, 2021; voting interest was 48.01% at December 31, 2021.
3.The non-current liabilities include 39 deferred tax liability.
4.Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in AMNS India correspond primarily to transaction costs incurred to set up the joint venture and the fair value of the guarantee of the joint venture's debt (see note 9.4).
6.Includes AMNS Luxembourg, AMNS India and intermediate holding entities.
7.Includes Acciaierie d'Italia summarized statement of financial position as of December 31, 2021 adjusted for the fair value adjustments at divestment date (see note 2.3.1). The summarized statement of comprehensive income presents results of Acciaierie d'Italia for the period from April 14, 2021 to December 31, 2021.
8.Adjustments in Calvert primarily relate to differences in accounting policies regarding inventory valuation.
9.The summarized statement of comprehensive income presents results for full year 2021 including Jubail Energy Services Company ("JESCO") results after July 31, 2021.

	December 31, 2020
Joint Ventures	AMNS India	Calvert	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation [1]	India	United States	China	Poland	Turkey
Principal Activity	Integrated flat steel producer [5,6]	Automotive steel finishing	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3,4]
Ownership and voting rights at December 31, 2020	60.00%	50.00%	50.00%	50.00%	50.00%
Current assets	3,528	1,236	252	175	510	5,701
of which cash and cash equivalents	1,137	53	77	43	82	1,392
Non-current assets	5,745	1,261	669	570	257	8,502
Current liabilities	657	805	511	180	283	2,436
of which trade and other payables and provisions	524	138	232	132	271	1,297
Non-current liabilities	5,604	662	23	226	127	6,642
of which trade and other payables and provisions	67	—	—	26	47	140
Net assets	3,012	1,030	387	339	357	5,125
Company's share of net assets	1,807	515	194	170	179	2,865
Adjustments for differences in accounting policies and other	149	24	—	—	(32)	141
Carrying amount in the statements of financial position	1,956	539	194	170	147	3,006
Revenue	3,992	2,693	1,001	420	1,055	9,161
Depreciation and amortization	(371)	(61)	(41)	(48)	(24)	(545)
Interest income	43	—	1	—	1	45
Interest expense	(135)	(33)	(16)	(8)	(12)	(204)
Income tax benefit (expense)	318	—	(6)	(2)	(17)	293
Income / (loss) from continuing operations	472	9	47	7	29	564
Other comprehensive income (loss)	(98)	—	—	6	(4)	(96)
Total comprehensive income (loss)	374	9	47	13	25	468
Cash dividends received by the Company	—	58	—	—	9	67
1.The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic.
2.Ownership interest in Borçelik was 45.33% and 50.00% based on issued shares and outstanding shares, respectively, at December 31, 2020; voting interest was 48.01% at December 31, 2020.
3.The non-current liabilities include 39 deferred tax liability.
4.Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in AMNS India correspond primarily to transaction costs incurred to set up the joint venture and the fair value of the guarantee of the joint venture's debt (see note 9.4).
6.Includes AMNS Luxembourg, AMNS India and intermediate holding entities.

		December 31, 2019
Joint Ventures	AMNS India	Calvert	VAMA	Tameh	Borçelik	Total
Place of incorporation and operation[1]	India	United States	China	Poland	Turkey
Principal Activity	Flat carbon steel manufacture [5,6]	Automotive steel finishing	Automotive steel finishing	Energy production and supply	Manufacturing and sale of steel [2,3,4]
Ownership and voting rights at December 31, 2019	60.00%	50.00%	50.00%	50.00%	50.00%
Current assets	2,318	1,604	313	171	508	4,914
of which cash and cash equivalents	444	62	81	75	106	768
Non-current assets	6,295	1,282	637	580	267	9,061
Current liabilities	5,922	984	485	183	378	7,952
of which trade and other payables and provisions	670	144	226	139	274	1,453
Non-current liabilities	189	764	147	244	49	1,393
of which trade and other payables and provisions	46	—	—	26	49	121
Net assets	2,502	1,138	318	324	348	4,630
Company's share of net assets	1,501	569	159	162	174	2,565
Adjustments for differences in accounting policies and other	48	6	—	—	(33)	21
Carrying amount in the statements of financial position	1,549	575	159	162	141	2,586
Revenue	—	3,504	772	499	1,141	5,916
Depreciation and amortization	—	(63)	(31)	(37)	(24)	(155)
Interest income	2	2	1	—	1	6
Interest expense	(10)	(48)	(23)	(7)	(19)	(107)
Income tax benefit (expense)	(83)	—	(22)	(7)	(10)	(122)
Income / (loss) from continuing operations	(116)	156	10	28	19	97
Total comprehensive income (loss)	(116)	156	10	28	19	97
Cash dividends received by the Company	—	57	—	9	12	78
1.The country of incorporation corresponds to the country of operation except for Tameh whose country of operation is also the Czech Republic.
2.Ownership interest in Borçelik was 45.33% and 50.00% based on issued shares and outstanding shares, respectively, at December 31, 2019; voting interest was 48.01% at December 31, 2019.
3.The non-current liabilities include 42 deferred tax liability.
4.Adjustment in Borçelik relates primarily to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in AMNS India correspond primarily to transaction costs incurred to set up the joint venture.
6.Includes AMNS Luxembourg, AMNS India and intermediate holding entities.
AMNS India
On December 11, 2019, following the unconditional approval received by the Indian Supreme Court of ArcelorMittal's acquisition plan ("the Resolution Plan") for Essar Steel India Limited ("ESIL"), subsequently renamed AMNS India Limited ("AMNS India"), on November 15, 2019, ArcelorMittal and Nippon Steel Corporation ("NSC"), Japan’s largest steel producer and the third largest steel producer in the world, created a joint venture to own and operate AMNS India with ArcelorMittal holding a 60% interest and NSC holding 40% in accordance with the second amended joint venture formation agreement signed as of December 8, 2019. Through the agreement, both ArcelorMittal and NSC are guaranteed equal board representation and participation in all significant financial and operating decisions. The group has therefore determined that it does not control the entity, even though it holds 60% of the voting rights. ArcelorMittal and NSC contributed their respective initial equity funding of 1,362 and 891 into AMNS Luxembourg Holding S.A. ("AMNS Luxembourg"), the parent company of the joint venture. ArcelorMittal's 60% interest is accounted for under the equity method. ArcelorMittal also transferred 360 cash proceeds (of which 293 was recognized in 2019), including through a 193 equity contribution, into the joint venture following hedging programs entered into to hedge the volatility between the Indian Rupee and the U.S. dollar in relation to the acquisition of AMNS India. The total cash proceeds included 353 designated as cash flow hedge gains and the Company reflected in retained earnings NSC's 40%
entitlement in the amount of 141 in accordance with the final joint venture formation agreement.
On December 16, 2019, AMNS Luxembourg completed the acquisition of AMNS India. ArcelorMittal and NSC financed the joint venture for the acquisition of AMNS India through a combination of partnership equity of 2,253 and debt of 3,679 including 2,204 drawn by the joint venture under the 7 billion term facility agreement (see note 6.1.2) and 1,475 shareholder loan from NSC. The joint venture accounted for the acquisition of AMNS India as a business combination. The joint venture completed its purchase price accounting during 2020.
AMNS India is an integrated flat steel producer, and the largest steel company in western India. AMNS India’s main steel manufacturing facility is located at Hazira, Gujarat in western India. It also has:
–two iron ore beneficiation plants close to the mines in Kirandul and Dabuna, with slurry pipelines that then transport the beneficiated iron ore slurry to the pellet plants in the Kirandul-Vizag and Dabuna-Paradeep systems;
–a downstream facility in Pune (including a pickling line, a cold rolling mill, a galvanizing mill, a color coating mill and a batch annealing plant); and
–six service centers in the industrial clusters of Hazira, Indore, Bahadurgarh, Chennai, Kolkata and Pune. It has a complete range of flat rolled steel products, including value added products, and significant iron ore pellet capacity with two main pellet plant systems in Kirandul-Vizag and Dabuna-Paradeep, which have the potential for expansion. Its facilities are located close to ports with deep draft for movement of raw materials and finished goods.
The Resolution Plan which was approved for the acquisition of AMNS India included an upfront payment of 6.0 billion towards AMNS India’s debt resolution, with a further 1.1 billion of capital injection into AMNS India to support operational improvements, increase production levels and deliver enhanced levels of profitability. The Company provided a 0.6 billion performance guarantee in connection with the execution of the Resolution Plan, which terminated on December 31, 2019. In addition, the Resolution Plan includes a capital expenditure plan of 2.6 billion to be implemented in two stages over six years.
On December 19, 2019, in the context of the creation of the AMNS India joint venture, the Company transferred to the joint venture the payments it had been required to make in 2018 and 2019 to the financial creditors of Uttam Galva Steels Ltd. in order that the Resolution Plan would be eligible for consideration by ESIL's Committee of Creditors. ArcelorMittal
and NSC financed such payments through a combination of equity contributions into the joint venture of 173 and 115, respectively, and debt of 597 including 367 drawn by the joint venture under the 7 billion term facility agreement and a 230 shareholder loan from NSC. The joint venture used such proceeds to repay the loan granted by ArcelorMittal for an amount of 680 on December 31, 2019. On June 2, 2021, Uttam Galva's Committee of Creditors approved the resolution plan submitted by AMNS India. The resolution plan has been submitted for approval to the National Company Law Tribunal ("NCLT").

On February 13, 2020 and pursuant to the follow-on funding requirement in accordance with the second amended joint venture formation agreement, AMNS Luxembourg completed an additional equity injection into AMNS India of 840 mainly through an additional 475 drawn under the 7 billion term facility agreement and a 325 shareholder loan from NSC.
On March 16, 2020, AMNS Luxembourg entered into a 5.1 billion ten-year term loan agreement with various Japanese banks which is guaranteed by ArcelorMittal and NSC in proportion to their interests in the joint venture.The proceeds of the loan were used on March 27, 2020 to refinance in full the amounts borrowed by the Company in connection with the acquisition of AMNS India, including the amounts borrowed under the 7 billion bridge term facilities agreement guaranteed by ArcelorMittal.
AMNS India also made acquisitions of certain ancillary assets. On July 23, 2020, AMNS India commenced mining operations at the Thakurani iron ore mine in Keonjhar district of Odisha following an auction process facilitated by the state government in February 2020. On July 7, 2020, AMNS India acquired Odisha Slurry Pipeline infrastructure Limited ("OSPIL") for a net consideration of 245 which secured an important infrastructure asset for raw material supply to the Paraddep pellet plant and Hazira steel plant. In January 2021, AMNS India acquired a captive power plant at Paradeep in Odisha and in September 2021, AMNS India also commenced mining operations at its Ghoraburhani-Sagasahi iron ore block in Odisha.

In September, 2021, AMNS India commissioned a 6 million tonnes per annum pellet plant at the port city of Paradeep in Odisha. The plant doubled production capacity at AMNS India’s Paradeep complex to 12 million tonnes, and AMNS India’s total pelletization capacity increased to 20 million tonnes per annum.
Acciaierie d'Italia
On April 14, 2021, pursuant to the investment agreement signed on December 10, 2020 forming a public-private partnership between Invitalia and ArcelorMittal and providing Invitalia joint control rights, ArcelorMittal recorded its 62% interest at its fair value of 1,205 (see 2.3.1.) at the initial recognition of Acciaierie d'Italia as equity method investment.

Acciaierie d'Italia is the leading steel producer in Italy and produces high-quality and sustainable steel to be used in a range of vital industry sectors across the domestic steel market such as construction, energy, automotive, home appliances, packaging and transport and for international export. Acciaierie d'Italia has operations across various structurally linked operating sites including Europe’s biggest single-site integrated steel facility in Taranto and rolling mills in Genova and Novi Ligure. Genova is also an important hub in terms of intermodal logistics.
VAMA
Valin ArcelorMittal Automotive Steel (“VAMA”) is a joint venture between ArcelorMittal and Hunan Valin which produces steel for high-end applications in the automobile industry. VAMA supplies international automakers and first-tier suppliers as well as Chinese car manufacturers and their supplier networks.
Calvert
AM/NS Calvert ("Calvert"), a joint venture between the Company and NSC, is a steel processing plant in Calvert, Alabama, United States. Calvert had a 6-year agreement to purchase 2 million tonnes of slabs annually from ThyssenKrupp Steel USA ("TK CSA"), an integrated steel mill complex located in Rio de Janeiro, Brazil, using a market-based price formula. TK CSA had an option to extend the agreement for an additional 3 years on terms that are more favorable to the joint venture, as compared with the initial 6-year period. In December 2017 and in connection with the acquisition of TK CSA by Ternium S.A., the agreement was amended to (i) extend the term of the agreement to December 31, 2020, (ii) make a corresponding reduction in the annual slab purchase obligation so that the aggregate slab purchase obligation over the full term of the agreement remained the same and (iii) eliminate TK CSA’s extension option. The remaining slabs for Calvert's operations are sourced from ArcelorMittal plants in Brazil and Mexico and from Cleveland-Cliffs , which following its acquisition of ArcelorMittal USA entered on December 9, 2020 into a new five year agreement with Calvert (with an automatic three year extension unless either party provides notice of intent to terminate) for 1.5 million tonnes annually for the initial term and 0.55 million tonnes annually under the extension and which can be reduced with a six month notice. ArcelorMittal is principally responsible for marketing the product on behalf of the joint venture. Calvert serves the automotive, construction, pipe and tube, service center and appliance/ HVAC industries.
Tameh
Tameh is a joint venture between ArcelorMittal and Tauron Group including four energy production facilities located in Poland and the Czech Republic. Tameh’s objective is to ensure energy supply to the Company’s steel plants in Poland and external customers in the Czech Republic as well as the utilization of steel plant gases for energy production processes.
Borçelik
Borçelik Çelik Sanayii Ticaret Anonim Şirketi ("Borçelik"), incorporated and located in Turkey, is a joint venture between ArcelorMittal and Borusan Holding involved in the manufacturing and sale of cold-rolled and galvanized flat steel products.
Al Jubail
ArcelorMittal Tubular Products Al Jubail ("Al Jubail") is a state of the art seamless tube mill in Saudi Arabia designed and built to serve the fast growing energy producing markets of Saudi Arabia, the Middle East, North Africa and beyond.
Al Jubail is a joint venture in which the Company owns a 29.23% interest. On July 31, 2021, Al Jubail completed the acquisition of Jubail Energy Services Company ("JESCO"), a leading producer of carbon steel seamless pipes in Saudi Arabia.
The Company had outstanding shareholder loans given to Al Jubail for 109 as of December 31, 2020 and 2019. In connection with the shareholding reorganization and completion of the acquisition of JESCO, the Company converted its remaining 109 of shareholders loans and 21 of other receivables into equity and made an additional 50 cash injection to partially finance the acquisition. Following the share conversion and capital injections by ArcelorMittal, the Company's shareholding in Al Jubail was diluted from 40.80% to 29.23%.
2.4.2 Associates
The following table summarizes the financial information and reconciles it to the carrying amount of each of the Company’s material associates, as well as the income statement of the Company’s material associates:

	December 31, 2021
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland [6]	Total
Financial statements reporting date	June 30, 2021	September 30, 2021	September 30, 2021	December 31, 2021
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2021	37.00%	33.43%	35.00%	25.23%
Current assets	4,636	1,364	2,840	479	9,319
Non-current assets	2,978	2,668	1,797	10,790	18,233
Current liabilities	3,571	472	1,568	477	6,088
Non-current liabilities	533	1,107	716	3,365	5,721
Non-controlling interests	88	103	415	—	606
Net assets attributable to equity holders of the parent	3,422	2,350	1,938	7,427	15,137
Company's share of net assets	1,266	786	678	1,874	4,604
Adjustments for differences in accounting policies and other	—	55	(47)	(1,488)	(1,480)
Other adjustments[2]	66	(191)	(14)	—	(139)
Carrying amount in the statements of financial position	1,332	650	617	386	2,985
Revenue	3,863	2,011	4,465	676	11,015
Income / (loss) from continuing operations	250	(44)	197	(45)	358
Other comprehensive income (loss)	—	7	33	—	40
Total comprehensive income (loss)	250	(37)	230	(45)	398
Cash dividends received by the Company	36	—	17	—	53
1.The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.
2.Other adjustments correspond to the difference between the carrying amount at December 31, 2021 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose translated with closing rates as of the reporting dates described in the table above. For the year ended December 31, 2020, the Company recognized a 211 impairment loss with respect to its investment in DHS.
3.The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies and is mainly linked to property, plant and equipment, inventory and pension.
4.Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill. In September 2020, following a legal reorganization that was not a business combination for the Company, its share of provisional fair value remeasurement of 1.5 billion was not recognized in the carrying amount of Baffinland.
6.Following a legal reorganization in September 2020, the Company holds an indirect interest in Baffinland through Nunavut Iron Ore Inc.

	December 31, 2020
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland[6]	Total
Financial statements reporting date	June 30, 2020	September 30, 2020	September 30, 2020	December 31, 2020
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2020	37.02%	33.43%	35.00%	25.23%
Current assets	3,611	1,330	2,233	538	7,712
Non-current assets	2,507	2,810	1,675	8,295	15,287
Current liabilities	2,780	364	1,087	479	4,710
Non-current liabilities	454	1,165	772	1,050	3,441
Non-controlling interests	46	112	288	1	447
Net assets attributable to equity holders of the parent	2,838	2,499	1,761	7,303	14,401
Company's share of net assets	1,050	835	616	1,843	4,344
Adjustments for differences in accounting policies and other	—	38	(49)	(1,456)	(1,467)
Other adjustments[2]	112	(201)	59	—	(30)
Carrying amount in the statements of financial position	1,162	672	626	387	2,847
Revenue	2,420	1,428	3,065	772	7,685
Income / (loss) from continuing operations	112	(244)	86	73	27
Other comprehensive income (loss)	16	(5)	(67)	—	(56)
Total comprehensive income (loss)	128	(249)	19	73	(29)
Cash dividends received by the Company	28	—	15	—	43
1.The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.
2.Other adjustments correspond to the difference between the carrying amount at December 31, 2020 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose as of the reporting dates described in the table above. For the year ended December 31, 2020, the Company recognized a 211 impairment loss with respect to its investment in DHS.
3.The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies and is mainly linked to property, plant and equipment, inventory and pension.
4.Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill. In September 2020, following a legal reorganization that was not a business combination for the Company, its share of provisional fair value remeasurement of 1.5 billion was not recognized in the carrying amount of Baffinland.
6.Following a legal reorganization in September 2020, the Company holds an indirect interest in Baffinland through Nunavut Iron Ore Inc. The summarized statement of comprehensive income presents full year result for Baffinland (direct owner and operator of Mary River project).

	December 31, 2019
Associates	China Oriental	DHS Group	Gonvarri Steel Industries	Baffinland	Total
Financial statements reporting date	June 30, 2019	September 30, 2019	September 30, 2019	December 31, 2019
Place of incorporation and operation[1]	Bermuda	Germany	Spain	Canada
Principal Activity	Iron and steel manufacturing	Steel manufacturing [3]	Steel manufacturing [4]	Extraction of iron ore [5]
Ownership and voting rights at December 31, 2019	37.02%	33.43%	35.00%	25.70%
Current assets	2,920	1,385	2,062	479	6,846
Non-current assets	1,797	2,794	1,628	2,403	8,622
Current liabilities	1,837	402	1,038	663	3,940
Non-current liabilities	150	979	795	891	2,815
Non-controlling interests	44	122	218	—	384
Net assets attributable to equity holders of the parent	2,686	2,676	1,639	1,328	8,329
Company's share of net assets	994	895	574	341	2,804
Adjustments for differences in accounting policies and other	—	43	(49)	7	1
Other adjustments[2]	5	27	22	—	54
Carrying amount in the statements of financial position	999	965	547	348	2,859
Revenue	3,102	1,795	3,724	454	9,075
Income / (loss) from continuing operations	249	(116)	82	(72)	143
Other comprehensive income (loss)	—	8	(7)	—	1
Total comprehensive income (loss)	249	(108)	75	(72)	144
Cash dividends received by the Company	57	—	13	—	70
1.The country of incorporation corresponds to the country of operation except for China Oriental whose country of operation is China.
2.Other adjustments correspond to the difference between the carrying amount at December 31, 2019 and the net assets situation corresponding to the latest financial statements ArcelorMittal is permitted to disclose as of the reporting dates described in the table above.
3.The amount for DHS Group includes an adjustment to align the German GAAP financial information with the Company’s accounting policies, and is mainly linked to property, plant and equipment, inventory and pension.
4.Adjustments in Gonvarri Steel Industries primarily relate to differences in accounting policies regarding revaluation of fixed assets.
5.Adjustments in Baffinland primarily relate to differences in accounting policies regarding revaluation of fixed assets and locally recognized goodwill.
China Oriental
China Oriental Group Company Limited (“China Oriental”) is a Chinese integrated iron and steel company listed on the Hong Kong Stock Exchange (“HKEx”).The China Oriental Group has manufacturing plants in Hebei Province and Guangdong Province of the People’s Republic of China (the “PRC”) and sells mainly to customers located in the PRC. The China Oriental Group also carries out property development business which is mainly in the PRC.
DHS Group
DHS - Dillinger Hütte Saarstahl AG (“DHS Group”), incorporated and located in Germany, is a leading producer of heavy steel plates, cast slag pots and semi-finished products, such as pressings, pressure vessel heads and shell sections in Europe. The DHS Group also includes a further rolling mill operated by Dillinger France in Dunkirk (France). As of December 31, 2020,
as a result of lower cash flow projections resulting from weaker market conditions partially linked to the COVID-19 pandemic, the Company identified an impairment trigger with respect to its investment in DHS and recognized accordingly a 211 impairment charge. The Company calculated the fair value of its investment in DHS using a discounted cash flow model (using a discount rate of 7.24%), a level 3 unobservable input.
Gonvarri Steel Industries
Holding Gonvarri SL (“Gonvarri Steel Industries”) is dedicated to the processing of steel. The entity is a European leader in steel service centers and renewable energy components, with strong presence in Europe and Latin America.
Baffinland
Baffinland Iron Mines Corporation ("Baffinland") owns the Mary River project, which has direct shipping, high grade iron ore on Baffin Island in Nunavut (Canada). During 2019 the Company's
shareholding in Baffinland decreased from 28.76% to 25.70%, following capital calls exclusively fulfilled by Nunavut Iron Ore Inc. ("NIO"), the initial other shareholder. The Company recognized losses in 2019 on dilution of 4 including the recycling of accumulated foreign exchange translation losses of 12 in income (loss) from investments in associates, joint ventures and other investments.
During 2020, ArcelorMittal's shareholding in Baffinland slightly decreased from 25.70% to 25.23% following capital calls exclusively fulfilled by NIO. In September 2020, the corporate structure was reorganized whereby NIO became the parent company of Baffinland, and ArcelorMittal together with The Energy and Minerals Group ("EMG") became shareholders of NIO with ArcelorMittal's share in NIO and thus Baffinland unchanged at 25.23%.
NIO accounted for the acquisition of Baffinland as a business combination and the acquisition-date fair value of assets and liabilities was provisional at December 31, 2020. This legal reorganization was not a business combination for the Company which accordingly did not recognize its share of the fair value measurement in the carrying amount of Baffinland.
2.4.3 Other associates and joint ventures that are not individually material
The Company has interests in a number of other joint ventures and associates, none of which are regarded as individually material. The following table summarizes the financial information of all individually immaterial joint ventures and associates that are accounted for using the equity method:

	December 31, 2021			December 31, 2020
	Associates	Joint Ventures	Total	Associates	Joint Ventures	Total
Carrying amount of interests in associates and joint ventures	383	864	1,247	328	636	964
Share of:
Income from continuing operations	77	386	463	15	33	48
Other comprehensive income (loss)	(4)	—	(4)	(8)	(20)	(28)
Total comprehensive income	73	386	459	7	13	20
2.4.4 Impairment of associates and joint ventures
For the year ended December 31, 2020, the Company recognized a 211 impairment loss with respect to its investment in DHS. For the years ended December 31, 2020 and 2019, the Company identified an impairment indicator with respect to its investment and shareholder loans in Al Jubail. Accordingly, it performed a value in use calculation and concluded the carrying amount of the investment and shareholder loans was recoverable. For the remaining investments, the Company concluded there were no impairment triggers.
The Company is not aware of any material contingent liabilities related to associates and joint ventures for which it is severally liable for all or part of the liabilities of the associates, nor are there any contingent liabilities incurred jointly with other investors. See note 9.4 for disclosure of commitments related to associates and joint ventures.
2.4.5 Investments in joint operations
The Company had investments in the following joint operations as of December 31, 2021 and 2020:
Peña Colorada
Peña Colorada is an iron ore mine located in Mexico in which ArcelorMittal holds a 50.00% interest. Peña Colorada operates an open pit mine as well as concentrating facility and two-line pelletizing facility.
Hibbing Taconite Mines
The Hibbing Taconite Mines in which the Company held a 62.31% interest are iron ore mines located in the USA and operations consist of open pit mining, crushing, concentrating and pelletizing. The Company assumed the managing partner role of Hibbing Taconite company in August 2019 following the resignation of Cleveland-Cliffs without changes in the ownership group.
I/N Tek
I/N Tek in which the Company held a 60.00% interest operates a cold-rolling mill in the United States.
Double G Coating
ArcelorMittal held a 50.00% interest in Double G Coating, a hot dip galvanizing and Galvalume facility in the United States.
On December 9, 2020, the Company completed the sale of its interests in Hibbing Taconite Mines, I/N Tek and Double G Coating to Cleveland-Cliffs as part of the ArcelorMittal USA Divestment Business (note 2.3.1).
All joint operations were part of the NAFTA segment.
2.5 Other investments
Other investments include those investments in equity instruments for which the Company does not have significant influence. The Company irrevocably elected to present the changes in fair value of such equity instruments, which are not held for trading, in other comprehensive income, because these investments are held as long-term strategic investments that are not expected to be sold in the short to medium-term. Other investments include the following:

	December 31,
	2021	2020
Erdemir	885	850
ArcelorMittal XCarb	83	—
Stalprodukt S.A.	77	96
Cleveland-Cliffs	—	1,988
Others	101	46
Investments in equity instruments at FVOCI	1,146	2,980
The Company’s significant investments in equity instruments at FVOCI at December 31, 2021 and 2020 were the following:
Ereĝli Demir ve Çelik Fabrikalari T.A.S. (“Erdemir”)
Erdemir is the leading steel producer in Turkey and produces plates, hot and cold rolled, tin chromium and zinc coated flat steel and supplies basic inputs to automotive, white goods, pipes and tubes, rolling, manufacturing, electrics-electronics, mechanical engineering, energy, heating equipment, shipbuilding, defense and packaging industries. Unrealized gains recognized in other comprehensive income were 437 and 386 for the year ended December 31, 2021 and 2020, respectively.
Cleveland-Cliffs
Cleveland-Cliffs was historically the largest and oldest independent iron ore mining company in the United States and it became the largest flat-rolled steel company and largest iron ore pellet producer in North America in 2020 after the acquisition of AK Steel and ArcelorMittal USA Divestment Business. It is vertically integrated from mining through iron making, steelmaking, rolling, finishing and downstream with hot and cold stamping of steel parts and components. As part of the consideration for the sale of ArcelorMittal USA Divestment Business to Cleveland-Cliffs as described in note 2.3.1, on December 9, 2020, ArcelorMittal received 78,186,671 common shares with a value of 1,020 and representing a 16% stake in Cleveland-Cliffs and 583,273 non-voting preferred shares with a value of 761. The non-voting preferred shares are redeemable at Cleveland-Cliff’s option for 58,327,300 of its common shares or an equivalent amount in cash. Unrealized gains recognized in other comprehensive income were 119 for the common shares and 88 preferred shares for the year ended December 31, 2020.
On February 9, 2021 and June 18, 2021, ArcelorMittal completed the sale of 40 million and 38.2 million common shares in Cleveland-Cliffs, respectively, as part of a combined primary and secondary public offering of Cleveland-Cliffs shares for total net proceeds of 1,377. The accumulated gain of 357 (267 net of tax) recognized in other comprehensive income was transferred to retained earnings. On July 28, 2021, Cleveland-Cliffs redeemed the preferred shares and following the completion of the review of the redemption notice, ArcelorMittal received 1,303. The accumulated gain of 543 (411 net of tax) recognized in other comprehensive income was transferred to retained earnings.
ArcelorMittal’s XCarb™ innovation fund
ArcelorMittal has launched an innovation fund which will invest up to 100 annually in groundbreaking companies developing pioneering or breakthrough technologies which will accelerate the steel industry's transition to carbon neutral steelmaking.
During 2021 the Company has invested 80 through its XCarb innovation fund of which 50 in equity instruments at FVOCI. Unrealized gains recognized in other comprehensive income were 33 for the year ended December 31, 2021.
Stalprodukt S.A.
Stalprodukt S.A. is a leading manufacturer and exporter of highly processed steel products based in Poland. Unrealized (losses) recognized in other comprehensive income were (12) and (1) for the year ended December 31, 2021 and 2020, respectively.
In 2019 and 2020 the Company sold in aggregate its remaining 3.4 million and 1.8 million shares, respectively, in Powercell Sweden AB, a leading developer and producer of fuel cell and fuel cell systems with high-power density for the automotive, marine and stationary segments, for total consideration of 36 and 59, respectively. The accumulated gain recognized in other comprehensive income of 19 and 28, respectively, was transferred to retained earnings.
On July 16, 2019, the Company sold its 30 million shares, representing a 2.6% stake of preferred shares in Gerdau, the largest Brazil based producer of long steel in the Americas, for 116 in line with Company's ongoing efforts to optimize and unlock value from its asset portfolio that no longer coincides with the Company's investment strategy. The accumulated gain recognized in other comprehensive income of 51 was transferred to retained earnings.
Unconsolidated structured entities
Global Chartering has lease arrangements for two vessels (Panamax Bulk Carriers) involving structured entities whose main purpose is to hold legal title of the two vessels and to lease them to Global Chartering. Such entities are wholly-owned and controlled by a financial institution and are funded through equity instruments by the financial institution. Lease arrangements began for one vessel in 2013 and for the second vessel in 2014. On December 31, 2019, following the sale of a 50% controlling interest in Global Chartering to DryLog (see note 2.3.1), the Company's remaining 50% interest in Global Chartering is accounted for under the equity method and therefore ArcelorMittal no longer has any involvement with the structured entities since December 31, 2019.
2.6 Income (loss) from investments in associates, joint ventures and other investments
Income (loss) from investments in associates, joint ventures and other investments consisted of the following:

	Year ended December 31,
	2021	2020	2019
Share in net earnings of equity-accounted companies	2,091	430	252
Impairment charges	—	(211)	—
Gain (loss) on disposal	16	—	(4)
Dividend income	97	15	99
Total	2,204	234	347
For the year ended December 31, 2021, the gain on disposal corresponded to the gain on dilution of the Company's interest in Al Jubail (see note 2.4.1).
For the year ended December 31, 2020, impairment charges of 211 related to DHS where the carrying value of the investment exceeded its fair value (see note 2.4.2).
For the year ended December 31, 2019, the loss on disposal corresponded to the loss on dilution of the Company's interest in Baffinland (see note 2.4.2).